UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2021

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2021, the Board of Directors of TransDigm Group Incorporated (the “Company”) increased the size of the Board of Directors from 11 to 12 members and elected Jane M. Cronin as a director of the Company. Ms. Cronin (age 54) is Senior Vice President and Corporate Controller of Sherwin Williams Company (NYSE: SHW), a manufacturer, developer, distributor and seller of paint, coatings and related products. Ms. Cronin has served in her current role since 2016. Prior to that, Ms. Cronin held roles of increasing responsibility at Sherwin Williams, including Vice President Internal Audit and Loss Prevention and Vice President – Controller, Diversified Brands division. Ms. Cronin was deemed to be valuable to the Board because of her status and experience as a current accounting officer of a large public company in the manufacturing industry and her experience with acquisition integration. Ms. Cronin is independent under applicable listing standards of the New York Stock Exchange and the rules and regulations of the Securities Exchange Commission. Ms. Cronin is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Cronin and any other person pursuant to which she was selected as a director. Ms. Cronin will receive compensation for her services on the Company’s Board of Directors in accordance with the Company’s standard compensation arrangements for non-employee directors as set forth on pages 7-8 of the Company’s proxy statement for its 2021 annual meeting.
A press release with further information regarding all of the aforementioned is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:		/s/ Halle Martin
	Name:	Halle Martin
	Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: July 1, 2021